PERFORMANCE FUNDS TRUST
(the “Trust”)
Supplement dated September 26, 2008
to the Class A and B Shares Prospectus (“Prospectus”) and Statement of Additional Information
(“SAI”) dated October 1, 2007
     This Supplement supersedes any information to the contrary within the Class A and B Shares Prospectus and SAI.
     Effective September 26, 2008, Class B Shares of the Intermediate Term Income Fund (the “Fund”) will be closed to new investors and, effective in 60 days, will no longer be available for exchange of Class B shares of other portfolios of Performance Funds Trust. However, the Fund’s Class B September income dividend for current shareholders shall be re-invested in additional Class B shares on September 30, 2008.
     Effective September 26, 2008, the Fund’s Class B Shares are eligible for exchange into the Fund’s Class A Shares without imposition of the contingent deferred sales charge (“CDSC”). Additionally, any exchanges of Class B Shares of the Fund for Class B Shares of another Performance portfolio shall remain subject to the current terms of the exchange privilege described in the Prospectus. For the period September 26, 2008 through October 27, 2008, the Fund’s Class B shareholders may redeem their shares without imposition of the CDSC (any CDSC assessable on such shares will be paid by Trustmark Investment Advisors, Inc.). As a result of this opportunity, it is expected that there will be no shareholders remaining in Class B shares of the Fund. At such time, Class B shares of the Fund will be terminated as approved by the Trust’s Board.
     Please note that shareholders must meet the minimum investment requirements for the Performance Fund into which you are exchanging. Exchanges from one Fund to another are taxable including exchanges of the Fund’s Class B Shares for the Fund’s Class A Shares. For additional information on exchanging your shares, please refer to your Prospectus.